Exhibit 99.1

INVESTOR PRESENTATION February 2024

Forward Looking Statements This presentation contains “forward-looking statements” for purposes of the safe harbor provisions under the U.S. Private securities litigation reform act of 1995, as amended. These forward-looking statements are generally identified by words such as “anticipate,” “believe,” continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “seem,” “seek,” “future,” “outlook,” “model,” “target,” “goal,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would,” “will” or words of similar meaning that predict or indicate future events or trends or that are not statements of historical facts. These forward-looking statements may include, among other things, statements about future financial condition and results of operations, plans, objectives, strategies, beliefs, expectations and intentions with respect to, among other things, future opportunities for reservoir’s business, growth initiatives and market opportunities, competitive landscape, prospective performance, revenues, products, pricing, operating expenses, market trends, liquidity, cash flows and uses of cash and capital expenditures. Such forward-looking statements are based upon the current beliefs and expectations of reservoir’s management and are inherently subject to significant business, economic and competitive risks, uncertainties and contingencies. Actual results, performance or achievements may differ materially, and potentially adversely, from any forward-looking statements and the assumptions on which these forward-looking statements are based. There can be no assurance that the information contained in this presentation is reflective of future results, performance and/or achievements to any degree. These forward-looking statements are provided for illustrative purposes only, and you are cautioned not to place undue reliance on these forward-looking statements as a guarantee, assurance or prediction of future results, performance and/or achievements as these forward-looking statements are based on estimates and assumptions, whether or not identified in this presentation, that are inherently subject to various significant risks, uncertainties, contingencies and other factors, many of which are difficult to predict and generally beyond the control of Reservoir. There may be additional risks and other factors that reservoir does not currently know or that Reservoir currently believes are immaterial that could also cause actual results, performance or achievements of Reservoir to differ from those contained in these forward-looking statements. Consequently, there can be no assurance that the actual results, performance and achievements anticipated in this presentation will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, reservoir. Additional information concerning these and other factors that may impact the business, prospects, financial condition and/or results of operations discussed in this presentation can be found in Reservoir’s periodic reports or other filings with the SEC, which are available publicly on the sec’s website at www.sec.gov. All information set forth in this presentation speaks only as of the date hereof or the date of such information, as applicable, and reservoir expressly disclaims any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this presentation. These forward-looking statements should not be relied upon as representing Reservoir’s assessments as of any date subsequent to the date of this presentation and, accordingly, undue reliance should not be placed upon these forward-looking statements. Financial Information; Non-GAAP Financial Measures This presentation contains unaudited financial information of reservoir. The unaudited financial information has been prepared on the same basis as Reservoir’s audited financial statements and, in the opinion of reservoir’s management, reflects all adjustments necessary for the fair presentation of the unaudited financial information. However, the unaudited financial information contained in this presentation is preliminary and may be subject to change. Accordingly, such financial information may be adjusted or may be presented differently in periodic reports or other filings filed by Reservoir with the SEC, and such differences may be material. In addition, past performance is not a guarantee or indication of future financial condition and/or results of operations and should not be relied upon for such reason. This presentation also includes certain financial information, such as EBITDA or Adjusted EBITDA, that has not been prepared in accordance with united states generally accepted accounting principles (“GAAP”). Reservoir’s management uses these non-GAAP financial measures to evaluate Reservoir’s operations, measure its performance and make strategic decisions. Reservoir believes that the use of these non-GAAP financial measures provides useful information to investors and others in understanding Reservoir’s results of operations and trends in the same manner as reservoir’s management and in evaluating Reservoir’s financial measures as compared to the financial measures of other similar companies, many of which present similar non-GAAP financial measures. However, these non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by reservoir’s management about which items are excluded or included in determining these non-GAAP financial measures and, therefore, should not be considered as a substitute for net income, operating income or any other operating performance measures calculated in accordance with GAAP. Using such non-GAAP financial measures in isolation to analyze Reservoir’s business would have material limitations because the calculations are based on the subjective determination of reservoir’s management regarding the nature and classification of events and circumstances that you may find significant. In addition, although other companies in Reservoir’s industry may report measures titled EBITDA or Adjusted EBITDA or similar measures, such non-GAAP financial measures may be calculated differently from how reservoir calculates such non-GAAP financial measures, which reduces their overall usefulness as comparative measures. Because of these limitations, you should consider such non-GAAP financial measures alongside other financial performance measures and other financial results presented in accordance with GAAP. You should review Reservoir’s audited and unaudited consolidated financial statements contained in its periodic reports or other filings with the SEC. Disclaimer 2

Disclaimer 3 Industry and Market Data The information in this presentation also includes information provided by third parties. None of Reservoir, its affiliates or any third parties that provide information to Reservoir or its affiliates, such as market research firms, guarantee the accuracy, completeness, timeliness or availability of any information or are responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or the results obtained from the use of such information. While such information is believed to be reliable for the purposes of this Presentation, neither Reservoir nor any of its subsidiaries, stockholders, partners, members, affiliates, directors, officers, employees, advisers, representatives or agents makes any representation or warranty with respect to the accuracy of such information. No Offer or Solicitation This presentation is for informational purposes only and is neither an offer to sell or purchase, nor a solicitation of an offer to sell, purchase or subscribe for, nor a recommendation or advice regarding, any securities in any jurisdiction. This Presentation has not been approved or recommended by the U.S. Securities and Exchange Commission (the “SEC”) or any other federal or state securities commission or securities regulatory authority or other regulatory body or authority, nor has any of these bodies or authorities passed upon the merits of, or the accuracy and adequacy of, any of the information contained in this presentation. Any representation to the contrary is a criminal offense. Trademarks, Service Marks and Trade Names Reservoir and its affiliates own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of its business. This presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this Presentation is not intended to imply a relationship with Reservoir or any of its affiliates, or an endorsement or sponsorship by or of Reservoir or any of its affiliates. Solely for convenience, the trademarks, service marks and trade names referred to in this presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that Reservoir, its affiliates or any third parties whose trademarks, service marks or trade names, as the case may be, are referenced herein will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor in these trademarks, service marks and trade names. Additional information with respect to Reservoir may be found in its filings with the SEC available at the SEC’s website at www.sec.gov and on Reservoir’s website at www.reservoir-media.com.

First U.S.-Based Publicly Traded Independent Music Company

Leading, diversified music publishing and recorded music business

- Vast collection of iconic hits across genre, geography, and time period
- Focused on acquiring catalogs with hit songs and building portfolio diversification
- Investing in frontline songwriters and artists with potential for success
- Network of joint venture, administration and distribution partners worldwide

Highly accomplished, respected and award-winning platform

- Music Week Awards' Independent Publisher of the Year 2020 & 2022
- Music Business Worldwide's The A&R Awards' Publisher of the Year 2017 & 2019
- 18 Songwriters Hall of Fame inductions

First female founded and led publicly traded music company in the U.S., led by Golnar Khosrowshahi

- Fast Company's Most Creative People In Business 2023
- Music Week's International Woman of the Year 2023
- Billboard's Women In Music Executive of the Year 2022
- Supported by a highly experienced team of music professionals with decades of experience at major music companies such as Universal, Warner, and Sony

KEY FACTS

- NASDAQ: RSVR $7.13 (at 12/31/23)
- Market Cap: $462M (at 12/31/23)
- Fiscal Year End: Mar 31st
- Shares Outstanding: 65M
- 150K+ Copyrights
- 36K+ master recordings
- Offices in NYC (HQ), LA, Nashville, London, Toronto, & Abu Dhabi

REVENUE



Recorded Music[1]
30%
Other[1]
4%
Music Publishing[1]
66%

[1] Trailing twelve-month revenue ended 12-31-23

4

Compelling Investment Highlights

Leading Independent Music Company With Proven Platform

- $938M of invested capital since inception[1]
- $770M of that amount in acquisitions of catalogs and companies
- $168M of that amount in futures spend with enhanced risk/return profile vs. traditional catalog music

Competitive Advantages & Value Enhancement Capabilities

- Value enhancement efforts lead to industry outgrowth
- Experienced creative team with stellar reputation among artists and key players in the music industry

Growing Industry, Supported By Powerful Secular Tailwinds

- Supported by rise of digital, streaming, emerging markets, and expansion of emerging music monetization platforms
- Music industry projected to grow over 7% per year through 2030[2]

Proven M&A Platform

- Strong track record, trusted partner to artist community and caretaker of legacy assets
- Deal pipeline includes 120+ potential targets worth $2B+ as of 12-31-23

Evergreen Catalog & Contemporary Hits

- 150K+ copyrights and 36K+ masters
- 130+ active songwriters and frontline artists
- 90% of publishing & 100% of recording gross profit is Life of Copyright[3]

Strong Growth & Operating Leverage Model

- Expected to outgrow music industry fundamentals
- Significant operating leverage opportunity as company scales

[1] As of 12-31-23
[2] Wall Street Research
[3] Based on 80% of LTM as of 03/31/23 Net Publisher Share (NPS) and Net Label Share (NLS)

5

Music 101 MUSIC PUBLISHING SONGWRITERS PUBLISHER ARTISTS PERFORMING RIGHTS FOREIGN SUB-PUBLISHERS RECORD LABELS ORGANIZATIONS DIGITAL SERVICES THIRD PARTIES • CATALOG • FUTURES RECORDED MUSIC CONSUMERS PLATFORMS RECORD LABEL ARTISTS 6

7 History of Growth

Digital 54% Performance 21% Synch 17% Other 4% Mechanical 4% Legacy: • Joni Mitchell • The Isley Brothers • John Denver • Billy Strayhorn • Commodores Active Songwriters: • Offset (Migos) • Ali Tamposi • 2 Chainz • Oak Felder • Jamie Hartman CATALOG EXAMPLES Music Publishing represented Reservoir’s primary focus from its 2007 inception until its large-scale step towards building its Recorded Music business in 2019 with the acquisition of Chrysalis Records. No Musical Composition Accounts for > 2% OF REVENUE 97% of Catalog has a Retention Date of > 10 YEARS with 90% for Life of Copyright1 USA 60% Ex-USA 40% DIVERSIFIED BY…. 2010s - Today 32% 2000s 29% 1990s 11% 1980s 4% 1970s 9% 1960s 10% Pre-60s Pop 4% 22% Film/TV 21% R&B 14% Country 13% Hip Hop 10% Rock 9% Electronic 4% Other 8% 1 Based on 80% of LTM Net Publisher Share (NPS) as of 06-30-23 2 Trailing twelve-month revenue ended 12-31-23 GEOGRAPHY2 MIX2 GENRE1 RELEASE DATE1 150K+ COPYRIGHTS (I.E. Ownership Of Musical Composition) Music Publishing Segment Overview 8

1 LTM Net Publisher Share (NPS) as of 06-30-23 1,215 Songs Account For 80%of LTM NPS with No Song Accounting For More Than 2% of LTM NPS Music Publishing Top 10 Songs by NPS1 9 1 5 9 2 6 10 3 7 4 8 “It’s Your Thing” The Isley Brothers 1.7%, (1969) “Bring Me To Life” Evanescence 0.6%, (2003) “Gimme More” Britney Spears 0.6%, (2007) “Somebody To Love” Jefferson Airplane 0.6%, (1970) “Disco Inferno” The Trammps 0.6%, (1976) “Shout” The Isley Brothers 0.7%, (1967) “Take Me Home, Country Roads” John Denver 1.0%, (1971) “Ring of Fire” Johnny Cash 0.9%, (1963) “Yeah!” Usher 0.6%, (2004) “Lady Marmalade” Labelle 1.2%, (1974)

Recorded Music Segment Overview

Reservoir's first foray into the recorded music business initially was in 2012 with the acquisition of Philly Groove. Reservoir expanded its recorded music segment through the acquisition of Blue Raincoat (incl. Chrysalis Records) in 2019 and Tommy Boy Music in 2021.

36K+
SOUND RECORDING COPYRIGHTS
(I.E. "Master" Recordings)

100%
OWNERSHIP
of Each Master Recording Typically

No Master Recording Accounts for
> 4%
OF NET LABEL SHARE[1]

CATALOG EXAMPLES

Legacy:

- De La Soul
- Sinéad O'Connor
- Naughty by Nature
- Generation X (Billy Idol)
- The Delfonics

Active Recording Artists:

- Ben Harper
- Laura Marling
- Liz Phair
- Emeli Sandé
- William The Conqueror

[1] Based on 80% of LTM Net Label Share (NLS) as of 06-30-23 excluding "Gangsta's Paradise"
[2] Trailing twelve-month revenue ended 12-31-23

REVENUE MIX[2]



Synch 6%
Neighboring Rights 8%
Physical 24%
Digital 63%

GEOGRAPHY[2]



EX-USA
40%
USA 60%

10

286 Recordings Account For 80%of LTM NLS and 100% are Owned for the Life of the Copyright Recorded Music Top 10 Songs by NLS1 1 LTM Net Label Share (NLS) as of 06-30-23 11 1 5 9 2 6 10 3 7 4 8 “Gangsta’s Paradise” Coolio 9.3%, (1995) “Monster Mash” Bobby Pickett and The Crypt-Kickers 1.0%, (1962) “I’d Love to Change the World” Ten Years After 1.1%, (1971) “Jump Around” House of Pain 3.9%, (1992) “Nothing Compares 2 U” Sinéad O’Connor 1.4%, (1990) “What It’s Like” Everlast 1.4%, (1998) “Dancing With Myself Generation X 1.5%, (1980) “Fantastic Voyage” Coolio 1.0%, (1994) “Between the Sheets” The Isley Brothers 0.9%, (1983) “It’s a Great Day To Be Alive” Travis Tritt 0.9%, (2000)

Growth Drivers 12 STRONG SECULAR TAILWINDS VALUE ENHANCEMENT INITIATIVES PROVEN M&A PLATFORM & NEW SIGNINGS OPERATING LEVERAGE & CASH FLOW GENERATION

Rise of Digital & Availability of Streaming Digital Revenue CAGR: 11% (2023-2030) Growth Of Paid Streaming Subscribers Paid Subs CAGR: 9% (2023-2030) Growth Of Streaming In Emerging Markets EM paid subscribers to go from making up 43% of all paid subscribers up to 52% by 2030 Increased Government Intervention To curb piracy and improve monetization rates for content owners Recovery In Process Across Impacted Royalty Streams (Gym/Bars/Restaurants, Synch, Music Releases, Live Music) Source: Wall Street Research Expansion of Music Monetization Platforms Music Industry: Strong Secular Tailwinds 13

1 Wall Street Research (based on Net Revenue) Music Industry: Strong Growth Forecasted RECORDED LIVE PUBLISHING 14 INDUSTRY Recorded Music Live Music Publishing Paid Streaming Subs $65B $28B $28B $9B 663M 2023 43% 43% 14% $104B $50B $39B $15B 1.2B CAGR 7% 9% 5% 8% 9% 2030 48% 38% 14%

VALUE ENHANCEMENT SYNCHRONIZATION Placement of musical compositions into television, film, advertisements, gaming platforms, and toys DIGITAL LICENSING Digital licensing partnerships with content platforms and in-home fitness brands SETTLEMENTS Representation on industry boards advocating for creators generates settlements from past infringement and enables collaboration on mechanisms for future licensing SAMPLING, COVERS, INTERPOLATIONS, REMIXES Extract additional value from high-quality catalogs with proactive pitching EDUCATIONAL INITIATIVES Development of interactive university courses to enhance brand exposure Industry2 9% 1 Organic Revenue over Fiscal 2018-2023 2 Wall Street Research Organic growth outpaces industry growth RSVR 5-Year Revenue CAGR1 13% Value Enhancement Initiatives 15

“The Best” – Tina Turner “Change” – Mavis Staples “Come Baby Come” – K7 “Let There Be Love” – Peggy Lee “Luna Mezzo Mare” – Paolo Citarella Top Synch Highlights1 Industry Advocate & Leader $13M GENERATED IN SETTLEMENT PAYMENTS Over the Past Five Years (FY19-FY23) Value Enhancement Examples & Industry Advocacy Totaling $1.1M IN LICENSING 16 ELECTED BOARD SEATS 1 LTM as of 12/31/23

$770M CAPITAL DEPLOYED since inception1 91% of GROSS PROFIT & COST SYNERGIES FLOW to EBITDA2 12% UNLEVERED IRR since 20073 1 As of 12-31-23 2 For the period FY18-FY23 3 IRR represents a net return on invested capital since inception (2007) by the majority shareholder marking the investment to market upon close of SPAC merger 120+ M&A TARGETS IN CURRENT PIPELINE AS OF 12-31-23 Totaling $2B+ Proven M&A Platform 97 OFFERS MADE 42% 60 DEALS INTO EXCLUSIVITY 26% 55 DEALS CLOSED 24% 232 New Deals Considered In FY2023 17

Note: Reflects transactions of +$6M in value that are at least 12 months old as of 03-31-23 and did not contain young assets expected to decay at closing Proven M&A Platform 15.7x WEIGHTED AVERAGE ENTRY MULTIPLE 3.2x WEIGHTED AVERAGE REDUCTION IN MULTIPLE VALUE ENHANCEMENT LEADS TO BOUGHT-DOWN MULTIPLES Date Purchase Price NPS/NLS (At Close) Multiple (At Close) NPS/NLS (FY2023) Multiple (FY2023) 2021 $ 101.3 $ 5.5 18.3 x $ 9.0 11.2 x 2020 $ 61.4 $ 3.6 17.0 x $ 4.2 14.8 x 2020 $ 60.2 $ 3.2 18.8 x $ 2.9 20.7 x 2019 $ 50.1 $ 3.5 14.5 x $ 7.6 6.6 x 2014 $ 44.0 $ 4.3 10.3 x $ 4.5 9.8 x 2018 $ 30.7 $ 2.5 12.4 x $ 3.7 8.3 x 2021 $ 16.8 $ 1.0 17.1 x $ 1.2 14.5 x 2020 $ 16.4 $ 1.3 13.0 x $ 1.2 13.1 x 2021 $ 13.7 $ 0.8 18.1 x $ 0.8 17.1 x 2012 $ 11.0 $ 0.9 12.0 x $ 1.0 11.6 x 2021 $ 9.5 $ 0.6 16.1 x $ 0.6 14.7 x 2022 $ 9.4 $ 0.6 16.8 x $ 0.7 12.9 x 2010 $ 8.4 $ 1.5 5.4 x $ 2.2 3.7 x 2017 $ 7.8 $ 0.6 13.3 x $ 0.6 13.7 x 2021 $ 6.7 $ 0.4 15.9 x $ 0.6 11.0 x 2020 $ 6.0 $ 0.4 16.0 x $ 0.5 11.6 x 18

3 New Roster Signings

Advance funds to established songwriters who are then under exclusive contract to create music with the benefit of long-term ownership.

$168M+
CAPITAL DEPLOYED[1]

3 YEAR
TYPICAL TERM CONTRACT

ALL
SIGNIFICANT WRITER SIGNINGS HAVE POSITIVE IRR[2]

20.2%
WEIGHTED AVERAGE IRR[2]

NOTABLE SIGNINGS

- Ali Tamposi
- Offset
- 2 Chainz
- Steph Jones
- Oak Felder
- Jamie Hartman
- A Boogie Wit Da Hoodie
- Joyner Lucas

PARTNERED WITH SONGWRITERS BEHIND HITS BY TODAY'S BIGGEST ARTISTS INCLUDING

- Justin Bieber
- Ed Sheeran
- Ariana Grande
- Dua Lipa

[1] *As of 12-31-23*
[2] *Based on significant writer signings, which include investments of greater than $2.5M and as of 03-31-23*

19

As of 03-31-23, writer and artist signings with more than $2.5M invested IRRs based on actual performance to date and projected performance through end of deal 2011 deal for $6.5m recouped and futures created during deal were purchased 2018 deal for $8.9m includes reverting NPS, added pro-forma above, to be coming into the deal in the coming years 2021 deal for $3.1m is a masters net profit-based deal 2019 deal for $9.0m, 2012 deal for $8.3m, 2019 deal for $4.8m, and 2021 deal for $2.5m are all new or amended deals in Fiscal 2023 New Roster Signings 9.8x EFFECTIVE CURRENT MULTIPLE 20.2% IRR ON SIGNIFICANT WRITER SIGNINGS 20 FUTURES BASED INVESTMENTS LEAD TO HIGH IRR Date Advances Recouped (FY2023) NPS/NLS (FY2023) Multiple (FY2023) IRR 2016 $ 14.2 50% $ 0.6 12.1 x 12.7% 2017 $ 13.7 82% $ 0.6 3.8 x 33.6% 2019 $ 9.0 71% $ 0.2 11.4 x 20.1% 2018 $ 8.9 35% $ 0.3 20.4 x 2.2% 2012 $ 8.3 88% $ 0.3 3.2 x 27.1% 2014 $ 6.6 73% $ 0.4 4.3 x 50.3% 2011 $ 6.5 100% $ 0.0 N/A 0.8% 2019 $ 4.8 29% $ 0.1 23.0 x 10.5% 2018 $ 3.3 100% $ 0.0 0.0 x 36.3% 2021 $ 3.1 0% N/A N/A 37.3% 2020 $ 3.0 35% $ 0.1 30.1 x 3.2% 2015 $ 2.8 70% $ 0.1 13.8 x 18.5% 2021 $ 2.5 32% $ 0.1 14.5 x 12.1% 2020 $ 2.5 55% $ 0.1 12.3 x 9.5%

• Asset light model • Limited incremental expenses needed as new catalogs are added • Tommy Boy acquisition expanded platform in U.S. for Recorded Music Core Infrastructure Provides Substantial Operating Leverage as the Business Grows > 91% of Acquired Gross Profit Should Fall to Adj. EBITDA1 THREE CORE OPERATING EXPENSES GROW FAR LESS THAN NEW REVENUE CORPORATE Leadership, Finance, and M&A ADMINISTRATION Royalty Admin, Copyright, etc. VALUE ENHANCEMENT Synch, Marketing, A&R (relationship) Today Future OPERATING LEVERAGE REVENUE EXPENSES Operating Leverage & Cash Flow Generation 21 1 For the period FY18-FY23

Financials 22

Q3 Fiscal Year 2024 Results

19% total revenue growth year-over-year

- Music Publishing revenue rose 15% year-over-year
- Recorded Music revenue increased 32% year-over-year

Raised financial outlook for fiscal year 2024, including 15% growth for Revenue and 17% growth for Adjusted EBITDA

Adj. EBITDA year-over-year growth of 25% for the quarter

Strengthened reputation as a well-respected caretaker of catalogs with proven record of value creation:

- Announced publishing deal with songwriter, producer, singer, and multi-instrumentalist, Theo Katzman
- Announced the co-signing of Australian singer-songwriter grentperez with Mushroom Music
- Expanded Middle East presence through a joint publishing deal with PopArabia for the catalog and future works of Lebanese star and “Queen of Arab Pop” Nancy Ajram


REVENUE ($M)
$10
$20
$12
$23
Q3'FY23
Q3'FY24
Publishing
Recorded Music & Other


ADJUSTED EBITDA ($M)
$11
$14
Q3'FY23
Q3'FY24

23

Strong Growth Track Record & Forecast – Raised Fiscal Year 2024 Outlook ($ in millions) Current Fiscal 2024 Outlook Growth (at mid-point) REVENUE $140 - $142 15% ADJUSTED EBITDA $53 - $55 17% $80 $108 $122 $66 $77 $84 $14 $31 $38 FY2021 FY2022 FY2023 Publishing Recorded Music & Other REVENUE • Strength & Diversity of Catalog • Value Enhancement Success CORE DRIVERS • Strong Execution in Futures Business • Opportunistic, Accretive M&A 24

25 Note: Excludes the effect of any non-cash stock-based compensation expense related to the current stock incentive plan. $47 $64 $74 FY2021 FY2022 FY2023 GROSS PROFIT $32 $41 $46 FY2021 FY2022 FY2023 ADJUSTED EBITDA Improving Profitability $MM $MM

$35 $40 $54 FY2021 FY2022 FY2023 $MM ADJUSTED FREE CASH FLOW1 1 Adjusted Free Cash Flow excludes cash flow used for acquisitions and signings 2 Net Debt is gross debt, less deferred financing costs, less cash (after de-SPAC) BALANCE SHEET METRICS as of 12-31-23 TOTAL DEBT: $348M CASH: $20M NET DEBT2: $328M AVAILABLE DEBT: $102M Solid Balance Sheet & Strong FCF Generator 26

$122 $46 38% $141 $54 38% Revenue Adjusted EBITDA Adj. EBITDA Margin FY 2023A FY 2024E 15% Growth Strong Growth Outlook & Operating Leverage 27 17% Growth

Appendix 28

Music Publishing 101 IP RIGHTS: • Songs owned by publisher or songwriter • Catalog = previously released songs • Futures = songwriters under active contract who are writing new songs PROTECTED ASPECT OF WORK: • Notes & lyrics RESPONSIBILITY OF PUBLISHER: Monetization & Exploitation • Catalog: identify high-quality legacy catalogs and acquire ownership interest in these catalogs • Futures: find songwriters to sign and develop, nurture their skills and pair them with likeminded collaborators; may either have ownership interest in copyright or perform services under an administration agreement • Both: pitch songs for use in film, tv, advertising, videogames, and others; license the right to use the song; collect royalty fees for usage INCOME: • Royalty income paid on every version of the song typically split between publisher (NPS) and songwriter (writer’s share/royalties) KEY CASH FLOW METRICS Revenue / Gross Royalties (-) Writer Royalties = Net Publisher Share (NPS) (-) Operating Expenses (Artist & Repertoire, Licensing, G&A, Talent Expense) = EBITDA Amortization Advances Recoupments Capex 29

Recorded Music 101 IP RIGHTS: • Collection of master recordings owned by a record label or performing artist PROTECTED ASPECT OF WORK: • Sound recording of a composition RESPONSIBILITY OF RECORD LABEL: Monetization & exploitation • Identify songs and work with producers and artists to create, market and promote recordings • Manufacture and distribute physical product • Pitch songs for use in film, TV, advertising, videogames and others; license the right to use the recording; collect royalty fees for usage • Typically owns master recording outright INCOME: • Royalty income paid only on specific recording of a song • Typically split between label (NLS) and performing artist (artist royalties) KEY CASH FLOW METRICS Revenue / Sales / Royalties (-) Artist Royalties (-) Manufacturing & Distribution Costs = Net Label Share (NLS) (-) Operating Expenses (Artist & Repertoire, Licensing, G&A, Talent Expense) = EBITDA Amortization Advances Recoupments Capex 30

RSVR Financial Model 101 INFRASTRUCTURE PROVIDES SUBSTANTIAL OPERATING LEVERAGE, ALLOWING US TO ACQUIRE THE GROSS PROFIT CONTRIBUTION OF ADDITIONAL CATALOGS WITHOUT INCREMENTAL EXPENSE 31 REVENUE MUSIC PUBLISHING RECORDED MUSIC Revenue / Gross Royalties LESS: Writer Royalties Net Publisher Share (NPS) Revenue / Sales / Royalties LESS: Artist Royalties LESS: Manufacturing/Distribution Costs Net Label Share (NLS) LESS: OpEx (A&R, Licensing, G&A, Talent Expense) EBITDA COST OF REVENUE GROSS PROFIT OPERATING EXPENSES EBITDA

FISCAL YEAR END: March 31($ in M) 2019A 2020A 2021A 2022A 2023A Publishing Revenue $43 $53 $66 $77 $84 Recorded & Other Revenue $2 $9 $14 $31 $38 Total Revenue $45 $62 $80 $108 $122 Percentage Growth YoY 40% 38% 29% 35% 13% Net Publisher Share $24 $28 $37 $42 $45 Net Label Share & Other $2 $7 $10 $22 $29 Gross Profit $26 $35 $47 $64 $74 Gross Margin 58% 56% 59% 59% 61% Adj. EBITDA $19 $23 $32 $41 $46 Adj. EBITDA Margin 32% 37% 40% 38% 38% Note: Excludes the effect of any non-cash stock-based compensation expense related to the current option plan Income Statement Highlights 32

FISCAL YEAR END: March 31 ($ in M) 2019A 2020A 2021A 2022A 2023A Cash Flow Highlights Adj. EBITDA $15 $23 $32 $41 $46 Recoupments 10 14 13 13 13 Interest, W/C Changes & Other (13) (5) (9) (14) (5) Cash From Operating (Adj. FCF) $12 $32 $35 $40 $54 Acquisitions (32) (108) (119) (197) (72) Advances & Other (18) (22) (17) (28) (23) Cash From Investing ($50) ($130) ($137) ($225) ($95) Balance Sheet Highlights Ending Cash $9 $58 $9 $18 $15 Ending Debt 105 176 213 276 312 Net Debt $96 $118 $204 $258 $297 Note: Advances moved from Operating to Investing cash flows for illustrative purposes 33 Cash Flow & Balance Sheet Highlights

FISCAL YEAR END: March 31 ($ in M) 2019A 2020A 2021A 2022A 2023A Net Income $ 3.8 $ 9.4 $ 9.3 $13.1 $2.8 Adjustments Depreciation & Amortization 5.9 9.1 14.1 19.0 22.1 Income Tax Expense / (Benefit) 0.5 4.0 2.1 4.3 5.6 Interest Expense 6.2 5.8 9.0 10.9 14.8 EBITDA $ 16.4 $ 28.3 $ 34.5 $47.3 $45.2 Operating Adjustments Gain / Loss on Debt Extinguishment 0.0 (10.6) 0.0 0.0 0.9 Benefit of Forgiven PPP Loan 0.0 0.0 (0.6) 0.0 0.0 Exchange (Gain) / Loss (0.8) 0.1 0.9 (0.3) (0.3) Change in Fair Value of IR Swaps 2.8 5.6 (3.0) (8.6) (2.8) Non-cash Share-based Compensation 0.0 0.0 0.1 2.9 3.2 Share of Earnings in Equity Affiliate (0.0) (0.0) 0.0 0.0 0.0 Adjusted EBITDA $ 18.3 $ 23.2 $ 31.9 $41.3 $46.3 34 Consolidated EBITDA Reconciliation

PR Contact Suzanne Arrabito Reservoir sa@reservoir-media.com | 212-675-0541 35 IR Contact Jackie Marcus Alpha IR Group RSVR@alpha-ir.com | 312-445-2870